UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2018

VITALITY BIOPHARMA, INC

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1901 Avenue of the Stars, 2nd Floor Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 231-7800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On October 19, 2018, Vitality Biopharma, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with the purchasers identified therein (the “Purchasers”) providing for the issuance and sale by the Company to the Purchasers of an aggregate of 5,666,672 shares of the Company’s common stock (collectively, the ‘Shares”) at a price of $1.50 per share, including warrants to purchase up to an additional 5,666,672 shares of the Company’s common stock (the “Warrants”, and the shares issuable upon exercise of the Warrants, the “Warrant Shares”) at a price of $3.00 per share (the “Offering”). After deducting for fees and expenses, the aggregate net proceeds from the sale of the Shares and Warrants is approximately $8,350,000.

The Warrants are immediately exercisable and will expire on the five year anniversary of the date of issuance, which is October 22, 2023. The exercise price of the Warrants is subject to adjustment for stock dividends and splits, subsequent rights offerings and pro rata distributions to the Company’s common stockholders. If the Purchasers exercise all of the Warrants within five years, the Company would receive additional aggregate net proceeds of approximately $17,000,016.

Share Exchange Agreement

On October 19, 2018, the Company entered into a voluntary share exchange agreement (the “Share Exchange Agreement”) with the shareholders (the “Shareholders”) of all of the outstanding common stock of Summit Healthtech, Inc. (“Summit”), a company formed by a team of physicians and psychologists to develop innovative healthcare treatments and specialty healthcare centers focused on the use of cannabinoid therapies as an alternative to opioid painkillers.

The Share Exchange Agreement provided for the issuance by the Company to the Shareholders of an aggregate of 6,000,000 shares of the Company’s common stock (collectively, the “Summit Exchange Shares”), in exchange for all of the outstanding common stock of Summit (the “Exchange”). A total of 2,150,000 shares of the Company’s common stock that are held by individuals who will become exclusive employees or consultants to Vitality became subject to a lockup agreement (collectively, the “Lockup Agreements”) whereby the Shareholders agreed not to offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of their Summit Exchange Shares, respectively for a period of 3 years, provided, however, such restriction shall lapse as to one third of such shares each anniversary of the closing date of the Exchange.

Summit owns forty nine percent of the outstanding capital stock of The Control Center, Inc., a California corporation (“The Control Center”). The Control Center is in the business of behavioral health and addiction medicine treatment. Summit acquired such securities of The Control Center pursuant to a Share Purchase Agreement with Dr. Reef Karim on October 12, 2018 (the “Share Purchase Agreement”). The other fifty one percent is owned by Dr. Karim and pursuant to the Share Purchase Agreement, Dr. Karim agreed to transfer all right, title and interest to his remaining ownership to Summit upon the earlier of (i) the successful filing of a change of ownership for The Control Center’s facility’s license with the California Department of Health Care Services or (ii) upon the 1-year anniversary of October 12, 2018. In addition, Dr. Karim entered into a Share Restriction Agreement on October 12, 2018 with The Control Center and Summit whereby he agreed not to transfer or encumber such remaining ownership interest in The Control Center.

Following the Share Exchange Agreement, the Company owns 100% of the capital stock of Summit, and on October 22, 2018, Summit was renamed to Vitality Healthtech, Inc. Vitality Healthtech, Inc. is now being operated as a wholly-owned subsidiary of the Company.

The Offering and the Exchange both closed on October 22, 2018, and the total common shares outstanding after the issuance of the Shares and the Summit Exchange Shares is 36,350,153.

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The foregoing description of the Securities Purchase Agreement, the Share Exchange Agreement, the Lockup Agreement, the Share Purchase Agreement, the Share Restriction Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of each document, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 4.1, respectively, hereto, and each is incorporated herein by reference. The Securities Purchase Agreement and the Share Exchange Agreement have been included to provide investors with information regarding their terms, but they are not intended to provide other factual information about the Company. The Securities Purchase Agreement and the Share Exchange Agreement contain representations and warranties that the Company has made to the Purchasers and the Shareholders, which are qualified by information in confidential disclosure schedules provided by the Company to the Purchasers and the Shareholders that modifies and creates exceptions to those representations and warranties. Investors should not rely on the representations and warranties made by the Company in the Securities Purchase Agreement or the Share Exchange Agreement as characterizations of the actual state of facts at the time they were made or otherwise.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01 in its entirety.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

The Shares, the Summit Exchange Shares, the Warrants and the Warrant Shares (collectively, the “Securities”) issued and sold at the closings of the Offering and the Exchange have not been registered under the Securities Act. The Securities have been sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder, and comparable exemptions for sales to “accredited” investors under state securities laws. The Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. Each of the Purchasers has represented that it is an accredited investor as defined in Regulation D and that it is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Securities.

Item 9.01	Financial Statements and Exhibits.

a) Financial Statements of Business Acquired

The audited financial statements of Summit required pursuant to this Item 9.01(a) will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required pursuant to this Item 9.01(b) will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit	Description
4.1	Form of Common Stock Purchase Warrant

10.1	Securities Purchase Agreement, dated October 19, 2018 by and among Vitality Biopharma, Inc., and the Purchasers listed on the signature pages thereto

10.2	Securities Exchange Agreement, dated October 19, 2018 by and among Vitality Biopharma, Inc., and the Shareholders listed on the signature pages thereto

10.3	Form of Lockup Agreement

10.4	Share Purchase Agreement, dated October 12, 2018 by and between Summit Healthtech, Inc. and Dr. Reef Karim

10.5	Share Restriction Agreement, dated October 12, 2018 by and among Summit Healthtech, Inc., the Control Center, Inc. and Dr. Reef Karim

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITALITY BIOPHARMA, INC.

Dated: October 23, 2018	By:	/s/ Robert Brooke
	Name:	Robert Brooke
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description
4.1	Form of Common Stock Purchase Warrant

10.1	Securities Purchase Agreement, dated October 22, 2018 by and among Vitality Biopharma, Inc., and the Purchasers listed on the signature pages thereto

10.2	Securities Exchange Agreement, dated October 22, 2018 by and among Vitality Biopharma, Inc., and the Shareholders listed on the signature pages thereto

10.3	Form of Lockup Agreement

10.4	Share Purchase Agreement, dated October 12, 2018 by and between Summit Healthtech, Inc. and Dr. Reef Karim

10.5	Share Restriction Agreement, dated October 12, 2018 by and among Summit Healthtech, Inc., the Control Center, Inc. and Dr. Reef Karim

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